SUPPLEMENT DATED AUGUST 13, 2019
to the
ALLIANZ INDEX ADVANTAGE® NEW YORK VARIABLE ANNUITY PROSPECTUS
Dated April 29, 2019, as supplemented August 5, 2019

ISSUED BY
Allianz Life Insurance Company of New York and Allianz Life® of NY Variable Account C
This supplement updates the withdrawal charge contained in section 6 of the prospectus and should be attached to the prospectus and retained for future reference.

The withdrawal charge appearing on page 41 in section 6, Expenses – Withdrawal Charge, is replaced with the following:
Number of Complete Years Since Purchase Payment	Withdrawal Charge Amount
0	8.5%
1	8%
2	6.5%
3	5%
4	3%
5	1%
6 years or more	0%

PRO-006-0519
(INY-023)